UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2005
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   GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing
            Agreement, dated as of September 1, 2005, relating to the
                  First Franklin Mortgage Loan Trust 2005-FF11,
              Mortgage Pass-Through Certificates, Series 2005-FF11)
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            (Exact name of registrant as specified in its charter)

         Delaware                333-127620-08               13-3387389
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(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)


85 Broad Street, New York, New York                             10004
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
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      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for First Franklin Mortgage Loan Trust 2005-FF11, Mortgage Pass-Through Certificates, Series 2005-FF11. On November 22, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee, of First Franklin Mortgage Loan Trust 2005-FF11, Mortgage Pass-Through Certificates, Series 2005-FF11 (the "Certificates"), issued in twenty classes. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class R-1, Class R-2 and Class R-3 Certificates, with an aggregate initial class principal balance of $713,092,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of November 17, 2005, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.
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(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of November 1, 2005, by and among the Company, as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2005                    GS MORTGAGE SECURITIES CORP.


                                          By: /s/ Michelle Gill
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                                              Name:  Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                       Paper (P)
Item 601(a) of                                                            or
Regulation S-K                                                        Electronic
Exhibit No.          Description                                          (E)
-----------          -----------                                          ---

4                    Pooling and Servicing Agreement, dated as of          E
                     November 1, 2005, by and among the Company, as depositor, National City Home Loan
                     Services, Inc., as servicer, and Deutsche
                     Bank National Trust Company, as trustee